Exhibit 10.2

FOURTH LETTER AMENDMENT

TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

May 12, 2016

The Prudential Insurance Company

 of America and each other Holder (defined below)

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, Texas 75201

Ladies and Gentlemen:

We refer to the Note Purchase and Private Shelf Agreement, dated as of December 28, 2012 (as amended by (i) the Letter Amendment and Waiver to Note Purchase and Private Shelf Agreement, dated as of April 30, 2013, (ii) the Second Letter Amendment and Waiver to Note Purchase and Private Shelf Agreement, dated as of August 25, 2014, and (iii) the Third Letter Amendment to Note Purchase and Private Shelf Agreement, dated as of June 3, 2015, the “Existing Agreement” and, as the same shall be further amended hereby, the “Agreement”), among Primoris Services Corporation, a Delaware corporation (the “Company”), PGIM, Inc. (formerly known as Prudential Investment Management, Inc.) and the purchasers party thereto (collectively, together with each other holder from time to time of the Notes (as defined therein), the “Holders”).  Unless otherwise defined herein, the terms defined in the Existing Agreement shall be used herein as therein defined.

The Company has requested that certain of the terms and provisions contained in the Existing Agreement be amended to, among other things as set forth herein, modify certain financial covenants contained in Section 10.11 of the Existing Agreement, and the Company and the Holders have agreed to such amendments, all under the terms and conditions set forth in this Fourth Letter Amendment to Note Purchase and Private Shelf Agreement (this “Amendment”).

Therefore, for good and valuable consideration, it is hereby agreed by you and us as follows:

1.Amendments to the Existing Agreement.  Subject to satisfaction of the conditions set forth in Section 2 hereof, the Holders hereby agree with the Company to amend, effective on and as of the date first written above, the Existing Agreement as follows:

a)Section 10.11(a)  (Tangible Net Worth)  of the Existing Agreement is hereby deleted and replaced in its entirety with the following:

“(a)Tangible Net Worth.  The Company will not permit Consolidated Tangible Net Worth, calculated as of the last day of each Fiscal Quarter (commencing March 31,

2016), to be less than $200,000,000, which required minimum amount will increase thereafter, annually, commencing March 31, 2017, and each anniversary of such date by an amount equal to twenty-five percent (25%) of Consolidated Net Income reported on the Company’s annual audited financial statements delivered pursuant to Section 7.1(b) for the preceding Fiscal Year (but without reduction for any net loss).”

b)Section 10.11(c)  (Senior Debt to Consolidated EBITDA Ratio)  of the Existing Agreement is hereby amended by replacing the text “2.25:1.00” contained in such Section with the text “2.75:1.00” in lieu thereof.

c)Schedule B to the Existing Agreement is hereby amended by deleting clause (D) of the definition of “Permitted Acquisition” in its entirety and replacing it with the following:

“(D) immediately after giving effect to such Acquisition, Indebtedness of the Company and its Subsidiaries to Consolidated EBITDA, on a Pro Forma Basis, is less than 2.25:1.00;”

2.Effectiveness.  The amendments to the Existing Agreement set forth in Section 1 hereof shall become effective on and as of the date first written above, subject to the following:

a)receipt by the Holders, in form and substance satisfactory to the Required Holders, of this Amendment, duly executed and delivered by each of the parties hereto;

b)receipt by the Holders, in form and substance satisfactory to the Required Holders, of evidence that the representations and warranties of the Company made in Section 3 of this Amendment are true and correct on and as of the date first written above;

c)receipt by the Holders, in form and substance reasonably satisfactory to the Required Holders, of an amendment to the Senior Credit Agreement that amends the Senior Credit Agreement in substantially the same manner as the Existing Agreement is amended by this Amendment, duly executed and delivered by each of the parties thereto;

d)receipt by the Holders of a Certificate of Secretary of the Company certifying as to existence and good standing of the Company, the Articles of Incorporation (or its equivalent) of the Company, the Bylaws (or its equivalent) of the Company and corporate resolutions of the Company approving this Amendment;

e)receipt by the Holders of counterpart originals or certified or other copies of all corporate and other proceedings, pertaining directly to this Amendment and all documents and instruments directly incident to this Amendment as the Holders or their counsel may reasonably request; and

f)receipt by Prudential in immediately available funds of a structuring fee of $12,500.

3.Representations and Warranties.  In order to induce the Holders to enter into this Amendment, the Company hereby represents and warrants as follows:

a)In connection with this Amendment and all other documents delivered in connection herewith, each Note Party (i) has the requisite power and authority to make, deliver and perform the same, (ii) has taken all necessary corporate or other action to authorize its execution, delivery and performance of the same, and (iii) has duly executed and delivered the same.

b)After giving effect to this Amendment, the representations and warranties contained in Section 5 of the Agreement and Section 9 of the Guaranty  Agreement are true and correct in all material respects (except for those representations and warranties qualified by “materiality,” “Material Adverse Effect” or a like qualification, which shall be true and correct in all respects) on and as of the date first written above with the same effect as though made on and as of the date first written above, except to the extent that such representations and warranties relate to a specific date (in which case such representations and warranties were true and correct in all material respects (except for those representations and warranties qualified by “materiality,” “Material Adverse Effect” or a like qualification, which were true and correct in all respects) as of such specified date).

c)No Default or Event of Default exists under any of the Note Documents (both immediately before and after giving effect to this Amendment) or will result from the making of this Amendment.

d)No Material Adverse Effect has occurred or could reasonably be expected to occur as a result of this Amendment.

e)The Note Parties are in full compliance with all terms and conditions of the Agreement and the other Note Documents.

f)There are no Uniform Commercial Code financing statements in effect with respect to the property of the Company or any Note Party constituting Collateral (other than those Uniform Commercial Code financing statements on file that (x) are for the benefit of the Collateral Agent or (y) relate to Liens on equipment of the Note Parties and that are otherwise permitted by the Agreement).

g)There are no pending lawsuits against any Note Party that, if decided adversely against such Note Party, would not be covered by insurance.

4.Miscellaneous.

a)Upon and after the date first written above, each reference to the Existing Agreement in the Existing Agreement, each Note and the other Note Documents shall mean and be a reference to the Existing Agreement as amended by this Amendment.

b)Except as specifically amended herein, the Existing Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

c)This Amendment is a Note Document and all of the provisions of the Agreement which apply to Note Documents apply hereto.

d)The Company confirms its agreement, pursuant to Section 15.1 of the Agreement, to pay promptly all reasonable expenses of the Holders related to this Amendment and all matters contemplated hereby, including, without limitation, all reasonable fees and expenses of the Holders’ counsel.

e)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Existing Agreement, any other Note Document or any other document, instrument or agreement executed and delivered in connection with any of the foregoing.

f)THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

g)This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, the parties hereto.  Delivery of this Amendment may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof; provided that any such delivery by electronic transmission shall be effective only if transmitted in .pdf format, .tif format or other format in which the text is not readily modifiable by any recipient thereof.

h)Each of the Guarantors consents to the execution and delivery of this Amendment by the parties hereto.  As a material inducement to the undersigned to enter into this Amendment, each of the Guarantors (i) acknowledges and confirms the continuing existence, validity and effectiveness of the Guaranty Agreement (and the applicability of each Guarantor’s guaranty of the Guaranteed Obligations (as defined in the Guaranty Agreement) and each of the other Note Documents to which it is a party, and (ii) agrees that the execution, delivery and performance of this Amendment shall not in any way release, diminish, impair, reduce or otherwise affect its obligations thereunder.

If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this Amendment to the Company at 2100 McKinney Ave., Suite 1500, Dallas, Texas 75201.

[Remainder of Page Intentionally Left Blank]

Very truly yours,

PRIMORIS SERVICES CORPORATION

By:	/s/ John M. Perisich
Name: John M. Perisich
Title: EVP

SIGNATURE PAGE TO

FOURTH LETTER AMENDMENT TO

NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

Agreed to and acknowledged by the undersigned solely with respect to Section 4(h) hereof:

ONQUEST HEATERS, INC.		ARB, INC.

By:	/s/ John M. Perisich John M. Perisich	By:	/s/ John M. Perisich John M. Perisich
Title:	EVP	Title:	EVP

ARB STRUCTURES, INC.		ALASKA CONTINENTAL PIPELINE, INC.

By:	/s/ John M. Perisich John M. Perisich	By:	/s/ John M. Perisich John M. Perisich
Title:	EVP	Title:	EVP

CARDINAL CONTRACTORS, INC.		JUNIPER ROCK CORPORATION

By:	/s/ John M. Perisich John M. Perisich	By:	/s/ John M. Perisich John M. Perisich
Title:	EVP	Title:	EVP

BTEX MATERIALS, LLC		ONQUEST, INC.

By:	/s/ John M. Perisich John M. Perisich	By:	/s/ John M. Perisich John M. Perisich
Title:	EVP	Title:	EVP

MILLER SPRINGS MATERIALS, L.L.C.		GML COATINGS, LLC

By:	/s/ John M. Perisich John M. Perisich	By:	/s/ John M. Perisich John M. Perisich
Title:	EVP	Title:	EVP

JAMES CONSTRUCTION GROUP, L.L.C.		ROCKFORD CORPORATION

By:	/s/ John M. Perisich John M. Perisich	By:	/s/ John M. Perisich John M. Perisich
Title:	EVP	Title:	EVP

Q3 CONTRACTING, INC.		PRIMORIS ENERGY SERVICES CORPORATION

By:	/s/ John M. Perisich John M. Perisich	By:	/s/ John M. Perisich John M. Perisich
Title:	EVP	Title:	EVP

PRIMORIS AEVENIA, INC.		VADNAIS TRENCHLESS SERVICES, INC.

By:	/s/ John M. Perisich John M. Perisich	By:	/s/ John M. Perisich John M. Perisich
Title:	EVP	Title:	EVP

SAXON CONSTRUCTION, INC.

By:	/s/ John M. Perisich John M. Perisich
Title:	EVP

SIGNATURE PAGE TO

FOURTH LETTER AMENDMENT TO

NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

Agreed as of the date first written above:

PGIM, INC.

By:		/s/ Brien Davis Brien Davis
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:		/s/ Brien Davis Brien Davis
Vice President

PHYSICIANS MUTUAL INSURANCE COMPANY

By:		Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:		Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Brien Davis Brien Davis
Vice President

GLOBE LIFE AND ACCIDENT INSURANCE COMPANY

By:		Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:		Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Brien Davis Brien Davis
Vice President

SIGNATURE PAGE TO

FOURTH LETTER AMENDMENT TO

NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By:	PGIM, Inc.,
as investment manager

	By:	/s/ Brien Davis Brien Davis
Vice President

FARMERS INSURANCE EXCHANGE

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Brien Davis Brien Davis
Vice President

MID CENTURY INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Brien Davis Brien Davis
Vice President

PRUDENTIAL UNIVERSAL REINSURANCE COMPANY

By:	PGIM, Inc.,
as investment manager

	By:	/s/ Brien Davis
Vice President

SIGNATURE PAGE TO

FOURTH LETTER AMENDMENT TO

NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

farmers new world life insurance company

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Brien Davis Brien Davis
Vice President

zurich american LIFE insurance company

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Brien Davis Brien Davis
Vice President

SIGNATURE PAGE TO

FOURTH LETTER AMENDMENT TO

NOTE PURCHASE AND PRIVATE SHELF AGREEMENT